Exhibit 99.1

Instructure Reports Fourth Quarter and Full Year 2015 Financial Results

●     Total Full Year 2015 Revenue of $73.2 Million, Up 65% Year-Over-Year

SALT LAKE CITY (February 9, 2016) – Instructure, Inc. (NYSE: INST), a leading software-as-a-service (SaaS) technology company that makes software that makes people smarter, today announced its financial results for the fourth quarter and full year ended December 31, 2015.

“Instructure had an excellent year in 2015, driven by continued adoption of our learning management platform in all markets we serve - higher education, K-12, international and corporate,” said Josh Coates, CEO at Instructure.

“We also delivered strong year-over-year revenue growth of 59% and 65% for the fourth quarter and full year 2015, respectively,” continued Coates. “We remain focused on our path to profitability as demonstrated by the year-over-year gross margin improvements for both the fourth quarter and the full year and over 900 bps of year-over-year improvements in Non-GAAP gross margin for the full year of 2015.”

Fourth Quarter and Full Year Financial Summary

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended Ended December 31,
	2015	2014	2015	2014
Revenue	$21,797	$13,736	$73,193	$44,352
Gross Margin
GAAP	68.6%	65.0%	67.1%	65.9%
Non-GAAP(1)	69.3%	67.1%	67.6%	66.7%
Operating Loss
GAAP	(11,912)	(17,606)	(51,972)	(38,709)
Non-GAAP(1)	(10,373)	(9,037)	(41,400)	(29,280)
Net Loss
GAAP	(12,122)	(18,044)	(52,978)	(41,427)
Non-GAAP(1)	(10,466)	(9,176)	(41,753)	(29,480)
EPS
GAAP(2)	$(0.74)	$(2.98)	$(6.07)	$(7.50)
Non-GAAP(1)(2)	$(0.43)	$(0.44)	$(1.90)	$(1.46)

(1)

Non-GAAP financial measures exclude stock-based compensation, payroll taxes related to equity transactions, amortization of acquisition related intangibles, and change in fair value of the warrant liability.

(2)

Q4 and FY 2015 GAAP share count was 16.4M and 8.8M, respectively, due to the conversion of redeemable convertible preferred shares into common stock, which occurred on the closing of Instructure’s IPO on November 18, 2015.  Non-GAAP share count assumes the conversion of the redeemable convertible preferred shares to common stock occurred at the beginning of the annual period.

Fourth Quarter 2015 Business Highlights

●

Instructure completed its initial public offering and began trading on NYSE on November 13, 2015.  Net proceeds from the IPO were approximately $71 million, after underwriting discounts and estimated offering expenses.

●

Instructure announced the beta launch of Arc, the next generation video platform for interactive learning and intuitive collaboration. As one of the first and only platforms to combine both delivery and interactivity into video content, Arc is designed to disrupt the often passive experience of video learning and create an active and collaborative learning experience.

●	Instructure continued to grow its customer base in the fourth quarter. A few highlights include:
○	Higher Education – Canvas was selected by Houston Community College as the primary platform for course management to be used by the university’s student body of 50,000.
○	K-12 Schools - Canvas was selected by Perry Township in Indiana as the learning management system for its 16,000 students across 17 schools.
○	International– Canvas was selected by Singapore’s only private university, SIM University, to provide their 7,500 students with its learning management system.
○

Corporate – Bridge was selected by Jamberry, a network marketing company, for their 55,000 internal employees and contractors; and William Pitt Sotheby’s International Realty for their independent agents.

Business Outlook

Today, Instructure issued financial guidance for the first quarter and full year 2016.

For the first quarter ending March 31, 2016, Instructure expects revenue of approximately $22.0 million to $22.6 million, a non-GAAP net loss of $(13.2) million to $(12.8) million, and non-GAAP net loss per share of $(0.49) to $(0.47) per common share.

For the full year ending December 31, 2016, Instructure expects revenue of approximately $106 million to $109 million, a non-GAAP net loss of $(54) million to $(52) million, and non-GAAP net loss per share of $(1.96) to $(1.88) per common share.

Conference Call Details:

Instructure will discuss its fourth quarter and full year 2015 results today, February 9, 2016, via teleconference at 3:00 p.m. Mountain Time / 5:00 p.m. Eastern Time. The call may be accessed at (719) 325-4785 or (877) 741-4239, passcode 8750042.  A live webcast, as well as replay, of the conference call will be accessible at Instructure's investor relations website, http://ir.instructure.com.

Non-GAAP Financial Measures

In this release, Instructure’s non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, and 12-month billings are not presented in accordance with GAAP and are not intended to be used in lieu of GAAP presentations of results of operations.

Management presents these non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.  Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics.

These non-GAAP measures exclude stock-based compensation, payroll taxes related to equity transactions, amortization of acquisition related intangibles, and change in fair value of the warrant liability. We believe investors may want to exclude the effects of these items in order to compare our financial performance between time periods:

●

Stock-based compensation - Although stock-based compensation is an important aspect of the compensation of our employees and executives, management believes it is useful to exclude stock-based compensation in order to better understand the long-term performance of our core business.  Unlike cash compensation, the value of stock options is determined using a complex formula that incorporates factors, such as market volatility and forfeiture rates that are beyond our control. Stock-based compensation from the employee sale of securities to investors prior to our IPO at a price above the current fair market value was dependent on our fair value assumptions and other factors that were beyond our control.

●

Payroll taxes related to equity transactions - Operating expenses included employer payroll tax-related items on employee sales of securities to investors prior to our IPO. The amount of employer payroll tax-related items on these transactions was dependent on the fair market value of our stock.

●

Amortization of acquisition related intangibles - Expense for the amortization of acquisition related intangibles is a non-cash item, and we believe that the exclusion of this expense provides for a useful comparison of our operating results to prior periods.

●

Change in fair value of the warrant liability - Under GAAP, prior to our IPO, we were required to record a mark-to-market adjustment for the change in fair value of the liability for warrants issued in connection with  term debt and our credit facility. This expense was excluded from management's assessment of our operating performance because management believes that these non-cash expenses were not indicative of ongoing operating performance.  Following our IPO, we are not required to record any further mark-to-market adjustments.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the company’s financial guidance for the first quarter of 2016 and full year 2016, the company’s growth, customer demand and application adoption, the company's research and development efforts and future application releases, and the company’s expectations regarding future revenue, expenses and net income or loss.  These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with anticipated growth in Instructure’s addressable market; competitive factors, including changes in the competitive environment, pricing changes, sales cycle time and increased competition; Instructure’s ability to build and expand its sales efforts; general economic and industry conditions; new application introductions and Instructure’s ability to develop and deliver innovative applications and features; Instructure's ability to provide high-quality service and support offerings; risks associated with international operations; and macroeconomic conditions.  These and other important risk factors are described more fully in the final prospectus for our initial public offering, which was filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2015 and other documents filed with the SEC and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

About Instructure

Instructure, Inc. is a leading software-as-a-service (SaaS) technology company that makes software that makes people smarter. With a vision to help maximize the potential of people through technology, Instructure created Canvas and Bridge to enable organizations everywhere to easily develop, deliver and manage engaging face-to-face and online learning experiences. To date, Instructure has connected millions of teachers and learners at more than 1,800 educational institutions and corporations throughout the world. Learn more about Canvas for higher ed and K-12, and Bridge for the corporate market at www.Instructure.com.

Contacts:

Lisa Laukkanen

The Blueshirt Group

(415) 217-4967

Lisa@BlueshirtGroup.com

Heather Erickson

VP, Global Communications

Instructure

(801) 658-7524

herickson@instructure.com

Source: Instructure

INSTRUCTURE, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$90,471	$43,915
Short term marketable securities	325	501
Accounts receivable—net of allowances of $225 and $135 at December 31, 2015 and 2014, respectively	9,523	8,182
Prepaid current assets	5,010	2,979
Other current assets	614	617
Total current assets	105,943	56,194
Property and equipment, net	11,732	7,761
Goodwill	989	989
Intangible assets, net	444	753
Noncurrent prepaid assets	749	652
Other assets	1,203	677
Total assets	$121,060	$67,026
Liabilities, redeemable convertible preferred stock and stockholders’ equity deficit
Current liabilities:
Accounts payable	$3,912	$2,546
Accrued liabilities	8,852	5,605
Deferred Rent	541	380
Deferred revenue	49,384	29,380
Capital lease obligation	—	223
Total current liabilities	62,689	38,134
Deferred revenue, net of current portion	2,941	2,574
Deferred rent, net of current portion	9,078	8,520
Warrant Liability	331	3,577
Other long term liabilities	402	763
Total liabilities	75,441	53,568
Commitments and contingencies
Redeemable convertible preferred stock:
Redeemable convertible preferred stock	—	88,989
Stockholders’ equity (deficit):
Common Stock, par value of $0.0001	4	1
Treasury stock, 1,128 common shares, at cost	(1)	(1)
Additional paid-in capital	188,517	14,392
Accumulated other comprehensive income	—	—
Accumulated deficit	(142,901)	(89,923)
Total stockholders’ equity (deficit)	45,619	(75,531)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$121,060	$67,026

INSTRUCTURE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)
Revenue:
Subscription and support	$18,906	$11,765	$62,463	$38,093
Professional services and other	2,891	1,971	10,730	6,259
Total revenue	21,797	13,736	73,193	44,352
Cost of Revenue:
Subscription and support	5,162	3,800	17,682	12,131
Professional services and other	1,674	1,003	6,391	2,982
Total cost of revenue	6,836	4,803	24,073	15,113
Gross profit	14,961	8,933	49,120	29,239
Operating expenses:
Sales and marketing	15,156	13,055	53,459	35,390
Research and development	6,710	9,106	24,151	21,290
General and administrative	5,007	4,378	23,482	11,268
Total operating expenses	26,873	26,539	101,092	67,948
Loss from operations	(11,912)	(17,606)	(51,972)	(38,709)
Other income (expense):
Interest income	26	2	39	32
Interest expense	(2)	(40)	(74)	(136)
Change in fair value of warrant liability	(117)	(299)	(653)	(2,518)
Other income (expense), net	(40)	(51)	(201)	(39)
Total other income (expense)	(133)	(388)	(889)	(2,661)
Loss before income taxes	(12,045)	(17,994)	(52,861)	(41,370)
Income tax expense	(77)	(50)	(117)	(57)
Net loss	(12,122)	(18,044)	(52,978)	(41,427)
Deemed dividends to investors	—	—	(632)	—
Net Loss attributable to common stockholders	$(12,122)	$(18,044)	$(53,610)	$(41,427)
Net loss per common share attributable to common stockholders, basic and diluted	$(0.74)	$(2.98)	$(6.07)	$(7.50)
Weighted average shares used to compute net loss per share attributable to common stockholders, basic and diluted(1)	16,359	6,050	8,838	5,525

(1)

Weighted average shares used to computer net loss per share attributable to common stockholders weights the redeemable convertible preferred shares that converted to common shares upon the closing of Instructure’s IPO using the number of days outstanding during the period since the IPO.

INSTRUCTURE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)
Operating Activities:
Net loss	$(12,122)	$(18,044)	$(52,978)	$(41,427)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	799	497	2,672	1,760
Amortization of intangible assets	77	81	309	306
Amortization of deferred financing costs	0	23	54	61
Change in fair value of warrant liability	117	356	653	2,575
Excess tax benefit for stock-based compensation	—	(872)	—	(872)
Stock-based compensation	1,537	7,342	9,236	8,198
Other	28	84	193	200
Changes in assets and liabilities:
Accounts receivable, net	1,697	(10)	(1,532)	(4,335)
Prepaid expenses and other assets	348	(1,703)	(2,673)	(2,296)
Accounts payable and accrued liabilities	442	2,388	3,938	2,542
Deferred revenue	(5,425)	(3,966)	20,371	12,488
Deferred rent	215	(76)	719	515
Other liabilities	(28)	(27)	(313)	(110)
Net cash used in operating activities	(12,315)	(13,927)	(19,351)	(20,395)
Investing Activities:
Purchases of property and equipment	(2,233)	(612)	(6,696)	(2,440)
Purchases of intangible assets	—	—	—	(6)
Proceeds from disposal of property and equipment	11	22	64	37
Purchases of marketable securities	—	—	(1,456)	(1,155)
Sale of marketable securities	—	—	—	10,402
Maturities of marketable securities	1,119	—	1,619	3,415
Acquisition of 12 Spokes	—	—	—	(250)
Net cash provided by (used in) investing activities	(1,103)	(590)	(6,469)	10,003
Financing Activities:
IPO proceeds, net of offering costs paid of $3,261	72,032	—	72,032
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs of $103	—	39,897	—	39,897
Proceeds from exercise of redeemable convertible preferred stock warrants	—	—	250	—
Proceeds from exercise of stock options	103	186	349	751
Payments of line of credit financing costs	—	(62)	(32)	(80)
Repayment of capital lease obligations	(16)	(68)	(223)	(271)
Excess tax benefit for stock-based compensation	—	872	—	872
Net cash provided by financing activities	72,119	40,825	72,376	41,169
Net increase (decrease) in cash	58,701	26,308	46,556	30,777
Cash, beginning of period	31,770	17,607	43,915	13,138
Cash, end of period	$90,471	$43,915	$90,471	$43,915

INSTRUCTURE, INC.

RECONCILIATION OF NON-GAAP GROSS MARGIN

(in thousands, except percentages)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)
GAAP gross profit	$14,961	$8,933	$49,120	$29,239
Stock-based compensation	134	249	343	297
Payroll taxes related to equity transaction	—	30	—	30
Non-GAAP gross margin	$15,095	$9,212	$49,463	$29,566

GAAP gross margin %	68.6%	65.0%	67.1%	65.9%
Non-GAAP gross margin %	69.3%	67.1%	67.6%	66.7%

INSTRUCTURE, INC.

RECONCILIATION OF NON-GAAP OPERATING LOSS

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)
GAAP loss from operations	$(11,912)	$(17,606)	$(51,972)	$(38,709)
Stock-based compensation	1,537	7,342	9,236	8,198
Payroll taxes related to equity transaction	—	1,225	1,327	1,225
Amortization of acquisition related intangibles	2	2	9	6
Non-GAAP operating loss	$(10,373)	$(9,037)	$(41,400)	$(29,280)

INSTRUCTURE, INC.

RECONCILIATION OF NON-GAAP NET LOSS

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)
GAAP net loss	$(12,122)	$(18,044)	$(52,978)	$(41,427)
Stock-based compensation	1,537	7,342	9,236	8,198
Payroll taxes related to equity transactions	—	1,225	1,327	1,225
Amortization of acquisition related intangibles	2	2	9	6
Change in fair value of warrant liability	117	299	653	2,518
Non-GAAP net loss	$(10,466)	$(9,176)	$(41,753)	$(29,480)
Non-GAAP net loss per common share, basic and diluted	$(0.43)	$(0.44)	$(1.90)	$(1.46)
Non-GAAP weighted average common shares used in computing basic and diluted net loss per common share(1)	24,173	20,654	22,009	20,129

(1)

Non-GAAP weighted average common shares used in computing basic and diluted net loss per common share on a non-GAAP basis assumes that the redeemable convertible preferred shares that converted to common shares upon execution of our IPO were outstanding for the full year.

INSTRUCTURE, INC.

RECONCILIATION OF NON-GAAP WEIGHTED AVERAGE SHARES OUTSTANDING

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)
GAAP weighted average common shares, basic and diluted	16,359	6,050	8,838	5,525
Effect of redeemable convertible preferred stock conversion (assuming converted shares were outstanding for the full year)	7,814	14,604	13,171	14,604
Non-GAAP weighted average common shares used in computing basic and diluted non-GAAP net loss per common share	24,173	20,654	22,009	20,129

INSTRUCTURE, INC.

RECONCILIATION OF 12-MONTH BILLINGS

	Year Ended December 31,
	2015	2014
GAAP total revenue	$73,193	$44,352

Current deferred revenue
Beginning balance	29,380	16,780
Ending balance	49,384	29,380
Net change in current deferred revenue	20,004	12,600

Long term deferred revenue
Beginning balance	2,574	2,686
Ending balance	2,941	2,574
Net change in long term deferred revenue	367	(112)

Total 12-month billings	$93,564	$56,840

INSTRUCTURE, INC.

RECONCILIATION OF NON-GAAP OPERATING EXPENSES

Three Months Ended December 31, 2015 (unaudited)

(in thousands)

	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$15,156	(460)	—	—	$14,696
Research and development	6,710	(532)	—	(2)	6,176
General and administrative	5,007	(411)	—	—	4,596
Total operating expenses	$26,873	(1,403)	—	(2)	$25,468

INSTRUCTURE, INC.

RECONCILIATION OF NON-GAAP OPERATING EXPENSES

Three Months Ended December 31, 2014 (unaudited)

(in thousands)

	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$13,055	(2,703)	(461)	—	$9,891
Research and development	9,106	(3,664)	(653)	(2)	4,787
General and administrative	4,378	(726)	(81)	—	3,571
Total operating expenses	$26,539	(7,093)	(1,195)	(2)	$18,249

INSTRUCTURE, INC.

RECONCILIATION OF NON-GAAP OPERATING EXPENSES

Year Ended December 31, 2015

(in thousands)

	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$53,459	(1,228)	—	—	$52,231
Research and development	24,151	(1,403)	—	(9)	22,739
General and administrative	23,482	(6,262)	(1,327)	—	15,893
Total operating expenses	$101,092	(8,893)	(1,327)	(9)	$90,863

INSTRUCTURE, INC.

RECONCILIATION OF NON-GAAP OPERATING EXPENSES

Year Ended December 31, 2014

(in thousands)

	GAAP	Stock-based Compensation Expense	Payroll Tax Associated with Equity Transactions	Amortization of acquired intangibles	NON-GAAP
Operating expenses:
Sales and marketing	$35,390	(2,877)	(461)	—	$32,052
Research and development	21,290	(3,971)	(653)	(6)	16,660
General and administrative	11,268	(1,053)	(81)	—	10,134
Total operating expenses	$67,948	(7,901)	(1,195)	(6)	$58,846